SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) July 28, 2004





                            PENN-AMERICA GROUP, INC.
                            ------------------------
            (Exact name of registration as specified in this charter)





         Pennsylvania                     0-22316             23-2731409
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(State or other jurisdiction of      (Commission File     (I.R.S. Employer
incorporation or organization)            Number)         Identification No.)



420 S. York Road, Hatboro, Pennsylvania                       19040
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                      --------------


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Items 1-4 and Items 6-9.  None

Item 5.  Other Events

Second Quarter Earnings Announced

On July 28, 2004, the Company released its earnings for the second quarter 2004.

Item 7.  Financial Statements and Exhibits

EXHIBITS

Press Release dated July 28, 2004.




                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PENN-AMERICA GROUP, INC.



Date:  July 28, 2004
                                    BY:     /s/ Garland P. Pezzuolo
                                            ---------------------------
                                            Garland P. Pezzuolo
                                            Vice President, Secretary and
                                            General Counsel